Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION

Financial Trends

Notes:

The following transactions/changes have impacted the reporting of our results:

In the first quarter of 2011, we realigned our internal reporting structure and business presentation to focus on two principal businesses, Investment Management and Investment Services. Investment Management includes the former Asset Management and Wealth Management businesses. Investment Services includes the former Asset Servicing, Issuer Services and Clearing Services businesses as well as the Cash Management business previously included in the Treasury Services business. The credit-related activities previously included in Treasury Services business, are now included in the Other segment. Accordingly, the income statement has been changed to reflect this realignment. Investment management and performance fees consist of the former asset and wealth management fee revenue and Investment services fees consist of the former securities servicing fees, including asset servicing, issuer services, clearing services, as well as treasury services fee revenue. All prior periods have been reclassified. The reclassifications did not affect the results of operations.

In the first quarter of 2011, we revised the net interest revenue for our businesses to reflect a new approach to transfer pricing domestic deposits. All prior period business results have been restated to reflect this revision. The revision did not impact consolidated results.

On July 1, 2010 and August 2, 2010 we completed the acquisitions of Global Investment Servicing (“GIS”) and BHF Asset Servicing GmbH (“BAS”). The financial results for GIS are included in the Investment Services and Other businesses. The financial results for BAS are included in the Investment Services business.

On January 1, 2010, we adopted SFAS No. 167, “Amendments to FASB Interpretation No. 46 (R).” Certain asset management funds and seed capital investments are now disclosed separately on our balance sheet and securitizations are included in available for sale securities. The income statement separately discloses the operations of consolidated asset management funds and the net income attributable to noncontrolling interests of consolidated asset management funds; previously these were disclosed as asset and wealth management revenue and investment and other income.

On November 2, 2009, we completed the acquisition of Insight Asset Management (“Insight”) based in London. The financial results for Insight are included in the Investment Management business.

On January 1, 2009, we adopted FAS 160, which resulted in a reclassification of minority interest to equity from other liabilities on the balance sheet and to noncontrolling interest from other expense on the income statement.

The following items have impacted the comparability of our results:

Results for the first quarter of 2010 include a charge related to special litigation reserves.

Investment Securities Portfolio restructuring/Investment Write-downs - Impacted total revenue levels in the full year of 2008 and full year of 2009. `

The TARP preferred dividends and related redemption premium impacted the fourth quarter of 2008 and the first and second quarters of 2009.

The FDIC Special Assessment of all depository institutions impacted the second quarter of 2009.

Global efficiency restructuring charges - Recorded charges in the fourth quarters of 2008 and 2009 and third quarter of 2010

All of these items are detailed in the trends that follow.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the business trends data versus business data on the Form 10-K for the year ended December 31, 2010.

Certain reclassifications have been made to prior periods to place them on a basis comparable with the current periods presentation.

Discontinued Operations Accounting:

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any business.

Average Assets:

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only. Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:

Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see ‘Non-GAAP Financial Measures’ and ‘Supplemental Information - Explanation of Non-GAAP Financial Measures’ in The Bank of New York Mellon Corporation Quarterly Earnings Review dated October 19, 2011, furnished as an exhibit to the Report on Form 8-K to which these Financial Trends are furnished as an exhibit.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

	2009				2010				2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr (a)	3rd Qtr (b)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment services fees
Asset servicing	$609	$671	$643	$650	$637	$668	$870	$914	$923	$980	$928
Issuer services	364	372	359	368	333	354	364	409	351	365	442
Clearing services	253	250	236	223	230	245	252	278	292	292	297
Treasury services	125	132	128	134	131	125	132	129	128	127	127

Total investment services fees	1,351	1,425	1,366	1,375	1,331	1,392	1,618	1,730	1,694	1,764	1,794
Investment management and performance fees	622	645	664	746	686	686	696	800	764	779	728
Foreign exchange & other trading revenue	307	237	246	246	262	220	146	258	198	222	194
Distribution and servicing	101	95	73	57	48	51	56	55	53	49	43
Financing-related fees	48	54	56	57	50	48	49	48	43	49	40
Investment and other income	(2)	53	205	81	145	145	97	80	81	145	90

Total fee revenue	2,427	2,509	2,610	2,562	2,522	2,542	2,662	2,971	2,833	3,008	2,889
Net Securities gains (losses)	(295)	(256)	(4,833)	15	7	13	6	1	5	48	(2)

Total fee and other revenue	2,132	2,253	(2,223)	2,577	2,529	2,555	2,668	2,972	2,838	3,056	2,887
Income of consolidated investment management funds	—	—	—	—	65	65	37	59	110	63	32
Net interest revenue	775	700	716	724	765	722	718	720	698	731	775

Total revenue	2,907	2,953	(1,507)	3,301	3,359	3,342	3,423	3,751	3,646	3,850	3,694
Provision for credit losses	59	61	147	65	35	20	(22)	(22)	—	—	(22)
Noninterest expenses	2,091	2,145	2,158	2,266	2,146	2,219	2,429	2,624	2,578	2,690	2,653
Special Litigation Reserves	N/A	N/A	N/A	N/A	164	N/A	N/A	N/A	N/A	N/A	N/A
FDIC special assessment	—	61	—	—	—	—	—	—	—	—	—
Amortization of intangible assets	107	108	104	107	97	98	111	115	108	108	106
Restructuring charges	10	6	(5)	139	7	(15)	15	21	(6)	(7)	(5)
Merger & integration expense	68	59	54	52	26	14	56	43	17	25	17

Total noninterest expense	2,276	2,379	2,311	2,564	2,440	2,316	2,611	2,803	2,697	2,816	2,771
Income/ (loss) from continuing operations before taxes	572	513	(3,965)	672	884	1,006	834	970	949	1,034	945
Income taxes	161	12	(1,527)	(41)	258	304	220	265	279	277	281

Income/ (loss) from continuing operations	411	501	(2,438)	713	626	702	614	705	670	757	664
Income/ (loss) from discontinued operations, net of tax	(41)	(91)	(19)	(119)	(42)	(10)	(3)	(11)	—	—	—
Net income attributable to noncontrolling interest (c)	(1)	2	(1)	(1)	(25)	(34)	11	(15)	(45)	(22)	(13)
Redemption charge and preferred dividends	(47)	(236)	—	—	—	—	—	—	—	—	—

Net income/ (loss) applicable to shareholders of The Bank of New York Mellon Corporation	$322	$176	$(2,458)	$593	$559	$658	$622	$679	$625	$735	$651

EPS from continuing operations	$0.31	$0.23	$(2.04)	$0.59	$0.49	$0.55	$0.51	$0.55	$0.50	$0.59	$0.53
EPS from continuing operations - Non-GAAP (d)	$0.56	$0.51	$0.54	$0.55	$0.59	$0.55	$0.55	$0.59	$0.50	$0.60	$0.53

Market value of assets under management at period-end (in billions)	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198

Market value of assets under custody and administration at period-end (in trillions)	$19.5	$20.7	$22.1	$22.3	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9

Market value of securities on loan at period-end (in billions)	$293	$290	$299	$247	$253	$248	$279	$278	$278	$273	$250

Pre-tax operating margin
GAAP-before extraordinary (loss)	20%	17%	N/M	20%	26%	30%	24%	26%	26%	27%	26%
Non-GAAP adjusted (e)	33%	31%	31%	29%	34%	32%	30%	30%	28%	29%	29%

Return on tangible common equity (annualized):
Non-GAAP-before extraordinary (loss)	28.8%	18.4%	N/M	33.0%	25.8%	25.7%	26.3%	27.5%	24.3%	26.3%	22.1%

Return on common equity (annualized)
GAAP-before extraordinary (loss)	5.8%	4.0%	N/M	9.8%	8.2%	8.8%	7.8%	8.5%	7.7%	8.8%	7.6%
Percent of non-US fee and net interest revenue - GAAP	31%	32%	N/M	36%	34%	35%	36%	38%	36%	37%	39%
Percent of non-US fee and net interest revenue - Non-GAAP (f)	29%	31%	31%	36%	35%	35%	36%	38%	37%	37%	39%

(a)	The second quarter of 2009 contains $134 million of tax benefits related to the final LILO/SILO tax settlement.

(b)	The third quarter of 2009 includes a $4.8 billion pretax charge related to investment securities portfolio restructuring.

(c)	Includes income of ($24) million for the first quarter of 2010, income of ($33) million for the second quarter of 2010, loss of $12 million for the third quarter of 2010, income of ($14) million for the fourth quarter of 2010, income of ($44) million for the first quarter of 2011, income of ($21) million for the second quarter of 2011 and income of ($13) million for the third quarter of 2011 related to consolidated asset management funds.

(d)	Calculated excluding investment securities losses, TARP redemption premium/dividend, FDIC special assessment, SILO/LILO/tax settlements, M&I expenses, restructuring charges, benefit of tax settlements and tax discrete benefits and 1st quarter 2010 special litigation reserves.

(e)	Calculated excluding investment securities losses, asset-based taxes, FDIC special assessment, M&I expenses, restructuring charges, intangible amortization, 1st quarter 2010 special litigation reserves, 1st, 2nd, 3rd and 4th quarters 2010 and 1st, 2nd quarters of 2011 noncontrolling interests of consolidated asset management funds.

(f)	Calculated excluding net securities gains (losses) and including noncontrolling interest related to consolidated asset management funds.

Note:	See pages 3 through 6 for additional details of revenue/expense items impacting continuing operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

FEE AND OTHER REVENUE

	2009				2010				2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Investment services fees
Asset servicing	$519	$574	$600	$621	$608	$622	$833	$876	$886	$918	$887
Securities lending	90	97	43	29	29	46	37	38	37	62	41
Issuer services	364	372	359	368	333	354	364	409	351	365	442
Clearing services	253	250	236	223	230	245	252	278	292	292	297
Treasury services	125	132	128	134	131	125	132	129	128	127	127

Total investment services fees	1,351	1,425	1,366	1,375	1,331	1,392	1,618	1,730	1,694	1,764	1,794
Investment management and performance fees	622	645	664	746	686	686	696	800	764	779	728
Foreign exchange & other trading revenue	307	237	246	246	262	220	146	258	198	222	194
Distribution and servicing	101	95	73	57	48	51	56	55	53	49	43
Financing-related fees	48	54	56	57	50	48	49	48	43	49	40
Investment and other income	(2)	53	205	81	145	145	97	80	81	145	90

Total fee revenue	2,427	2,509	2,610	2,562	2,522	2,542	2,662	2,971	2,833	3,008	2,889
Income of consolidated asset management funds, net of noncontrolling interest (b)	—	—	—	—	41	32	49	45	66	42	19

Total fee revenue - Non-GAAP (c)	2,427	2,509	2,610	2,562	2,563	2,574	2,711	3,016	2,899	3,050	2,908
Net securities gains (losses)	(295)	(256)	(4,833)	15	7	13	6	1	5	48	(2)

Total fee and other revenue - Non-GAAP	2,132	2,253	(2,223)	2,577	2,570	2,587	2,717	3,017	2,904	3,098	2,906

Fee and other revenue as a percentage of total revenue - Non-GAAP (d)	76%	78%	78%	78%	75%	76%	78%	79%	78%	79%	78%

Market value of assets under management at period-end (in billions)	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198

Market value of assets under custody and administration at period-end (in trillions)	$19.5	$20.7	$22.1	$22.3	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9

Market value of securities on loan at period-end (in billions)	$293	$290	$299	$247	$253	$248	$279	$278	$278	$273	$250

S&P 500 Index - period-end	798	919	1057	1115	1169	1031	1141	1258	1326	1321	1131

S&P 500 Index - daily average	809	891	995	1088	1123	1135	1095	1204	1302	1318	1227

(a)	The third quarter of 2009 includes a $4.8 billion charge related to investment securities portfolio restructuring.

(b)	Includes $25 million, $29 million, $36 million, $35 million, $31 million, $29 million and $27 million previously included in investment management and performance fees and $16 million, $3 million, $13 million, $10 million, $35 million, $13 million and ($8) million previously included in investment and other income for the first, second, third and fourth quarters of 2010 and first, second and third quarters of 2011, respectively.

(c)	On July 1, 2010 and August 2, 2010 the acquisitions of GIS and BAS were completed.

(d)	Excludes net securities gains/(losses).

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates

	Quarter Ended
	March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010		June 30, 2010
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$56,486	1.61%	$56,917	1.21%	$54,343	1.04%	$55,467	1.07%	$55,800	0.94%	$50,741	0.89%
Interest-bearing deposits with Federal Reserve bank	23,192	0.36	6,338	0.01	6,976	0.32	11,430	0.32	12,129	0.33	18,280	0.34
Other Short Term Investment (FRB)	1,286	—	—	—	—	—	—	—	—	—	—	—
Federal funds sold and securities under resale agreements	2,310	0.81	2,899	1.29	3,443	1.19	4,276	0.65	3,859	0.71	4,652	0.66
Margin loans	4,219	1.63	4,134	1.62	4,335	1.55	4,665	1.55	5,241	1.49	5,786	1.49
Non-margin loans:
Domestic offices	21,613	2.89	20,725	3.17	19,397	3.22	20,197	2.89	19,495	3.12	20,735	2.89
Foreign offices	13,123	2.51	12,170	2.19	10,803	1.99	10,377	1.75	9,478	1.62	10,143	1.53

Total non-margin loans	34,736	2.75	32,895	2.81	30,200	2.78	30,574	2.51	28,973	2.63	30,878	2.45
Securities
U.S. government obligations	787	2.50	1,679	1.67	4,605	1.45	5,729	1.44	6,600	1.40	6,162	1.46
U.S. government agency obligations	12,063	3.71	14,748	3.74	17,635	3.79	19,530	3.59	19,429	3.58	19,629	3.48
Obligations of states and political subdivisions	767	7.30	710	6.92	639	7.30	607	7.35	670	6.37	638	6.56
Other securities	29,848	3.04	34,766	2.85	31,010	3.04	29,707	3.49	28,653	4.20	27,601	4.14
Trading securities	1,728	2.87	2,179	2.50	1,973	2.30	2,090	2.53	2,075	2.49	2,752	2.62

Total securities	45,193	4.15	54,082	3.10	55,862	3.16	57,663	3.32	57,427	3.63	56,782	3.58

Total interest-earning assets	167,422	2.34	157,265	2.15	155,159	2.13	164,075	2.08	163,429	2.15	167,119	2.04
Allowance for credit losses	(378)		(426)		(425)		(448)		(502)		(517)
Cash and due from banks	4,824		3,412		3,247		3,104		3,514		3,673
Other assets	45,880		45,975		45,728		45,481		45,346		46,266
Discontinued Operations	2,370		2,307		2,077		1,993		898		260
Total Asset Consol VIE FAS 167	—		—		—		—		12,730		12,040
Total Assets	$220,118		$208,533		$205,786		$214,205		$225,415		$228,841
Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$2,058	0.63%	$2,388	0.75%	$2,568	0.69%	$3,383	0.65%	$3,164	0.43%	$3,892	0.48%
Savings	1,165	0.61	1,070	0.44	1,115	0.32	1,196	0.49	1,372	0.27	1,389	0.27
Certificates of deposit of $100,000 & over	1,478	1.11	942	1.00	847	0.62	589	0.32	648	0.25	332	0.16
Other time deposits	22,080	0.17	20,839	0.12	19,307	0.10	21,551	0.11	23,801	0.09	26,289	0.08
Foreign offices	75,202	0.31	73,657	0.14	69,795	0.08	71,685	0.08	72,049	0.10	68,061	0.10

Total interest-bearing deposits	101,983	0.30	98,896	0.16	93,632	0.11	98,404	0.11	101,034	0.11	99,963	0.11
Federal funds purchased and securities under repurchase agreements	1,839	0.09	2,485	(0.46)	3,075	0.20	3,362	0.14	3,697	0.07	4,441	0.19
Trading Liabilities	961	0.32	1,125	0.52	1,428	1.21	1,607	1.15	1,178	1.07	1,668	1.45
Other borrowed funds	2,824	1.95	1,632	1.37	859	1.94	1,010	2.98	1,627	2.62	2,555	2.48
Borrowings from FRB Related to ABCP	1,269	—	—	—	—	—	—	—	—	—	—	—
Payables to customers and broker-dealers	3,797	0.19	4,901	0.13	5,844	0.10	6,476	0.07	6,372	0.08	6,596	0.09
Long-term debt	15,493	2.72	16,793	2.35	17,393	1.74	17,863	1.89	16,808	1.50	16,462	1.75

Total interest-bearing liabilities	128,166	0.64	125,831	0.46	122,230	0.37	128,722	0.39	130,716	0.33	131,685	0.37
Total noninterest-bearing deposits	43,085		32,852		34,920		34,991		33,330		34,628
Other liabilities	18,485		18,578		18,386		19,646		18,420		20,042
Discontinued Operations	2,370		2,307		2,077		1,993		898		260
VIE Liabilities & Obligations FAS 167	—		—		—		—		11,540		11,046
Total Shareholders’ Equity	27,978		28,934		28,144		28,843		29,715		30,462
Noncontrolling interest	35		31		29		10		796		718
Total liabilities and shareholders’ equity	$220,119		$208,533		$205,786		$214,205		$225,415		$228,841
Net interest margin - Taxable equivalent basis		1.87%		1.78%		1.86%		1.77%		1.89%		1.74%
Net interest margin excluding the SILO/LILO charge - Non-GAAP

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year. In the second quarter of 2011, certain money market rate accounts were reclassified to other time deposits. All prior periods have been restated.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS PRELIMINARY

Average Balances and Interest Rates (continued)

	Quarter Ended
	September 30, 2010		December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$60,431	0.83%	$59,660	0.81%	$57,637	0.90%	$59,291	0.98%	$60,412	1.00%
Interest-bearing deposits with Federal Reserve bank	9,813	0.40	16,787	0.32	20,373	0.32	34,078	0.32	61,115	0.31
Other Short Term Investment (FRB)	—	—	—	—	—	—	—		—	—
Federal funds sold and securities under resale agreements	4,559	0.46	5,553	3.15	4,514	0.50	4,577	0.46	4,865	0.71
Margin loans	6,269	1.47	6,289	1.55	7,484	1.48	9,508	1.34	9,379	1.34
Non-margin loans:
Domestic offices	21,072	2.74	21,754	2.55	21,856	2.57	21,093	2.54	21,583	2.43
Foreign offices	9,428	1.61	9,486	1.53	9,226	1.44	9,727	1.53	9,527	1.52

Total non-margin loans	30,500	2.39	31,240	2.24	31,082	2.22	30,820	2.23	31,110	2.15
Securities
U.S. government obligations	7,229	1.63	11,390	1.51	12,849	1.61	14,337	1.63	14,079	1.57
U.S. government agency obligations	20,074	3.29	21,406	2.95	20,221	2.98	20,466	3.09	20,998	2.93
Obligations of states and political subdivisions	615	6.43	587	6.53	557	6.37	934	5.32	1,611	4.13
Other securities	30,075	3.86	31,987	3.55	31,770	3.43	33,045	3.25	34,175	3.33
Trading securities	3,194	2.57	2,698	3.02	3,698	2.44	2,877	2.44	2,509	2.62

Total securities	61,187	3.36	68,068	3.02	69,095	2.93	71,659	2.87	73,372	2.87

Total interest-earning assets	172,759	1.99	187,597	1.90	190,185	1.80	209,933	1.70	240,253	1.55
Allowance for credit losses	(538)		(530)		(494)		(463)		(437)
Cash and due from banks	3,903		4,224		4,088		4,325		5,204
Other assets	50,007		50,220		49,577		50,459		53,305
Discontinued Operations	247		223		—		—		—
Total Asset Consol VIE FAS 167	13,947		14,675		14,342		14,226		13,138
Total Assets	$240,325		$256,409		$257,698		$278,480		$311,463
Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$4,466	0.52%	$6,296	0.40%	$5,417	0.38%	$4,029	0.41%	$4,532	0.35%
Savings	1,389	0.26	1,433	0.22	1,600	0.16	1,646	0.16	1,692	0.15
Certificates of deposit of $100,000 & over	214	0.11	285	0.08	296	0.06	369	0.05	394	0.05
Other time deposits	27,440	0.07	29,002	0.07	31,823	0.09	34,484	0.08	35,597	0.07
Foreign offices	70,524	0.13	74,760	0.14	77,379	0.19	85,430	0.26	83,580	0.26

Total interest-bearing deposits	104,033	0.13	111,776	0.14	116,515	0.17	125,958	0.22	125,795	0.21
Federal funds purchased and securities under repurchase agreements	5,984	0.09	7,256	2.13	5,172	0.07	10,894	0.06	10,164	0.03
Trading Liabilities	1,961	1.57	1,704	1.06	2,764	1.14	1,524	1.09	1,911	0.39
Other borrowed funds	2,068	1.74	1,999	1.65	1,821	2.69	1,877	2.04	2,256	1.50
Borrowings from FRB Related to ABCP	—	—	—	—	—	—	—	—	—	—
Payables to customers and broker-dealers	6,910	0.08	5,878	0.11	6,701	0.10	6,843	0.09	7,692	0.10
Long-term debt	16,798	2.04	16,624	1.87	17,014	1.87	17,380	1.63	18,256	1.58

Total interest-bearing liabilities	137,754	0.41	145,237	0.47	149,987	0.40	164,476	0.38	166,074	0.37
Total noninterest-bearing deposits	33,198		39,625		38,616		43,038		73,389
Other liabilities	23,770		24,740		22,350		23,694		25,462
Discontinued Operations	247		223		—		—		—
VIE Liabilities & Obligations FAS 167	12,778		13,481		13,114		12,966		11,728
Total Shareholders’ Equity	31,868		32,379		32,827		33,464		34,008
Noncontrolling interest	710		724		804		842		802
Total liabilities and total equity	$240,325		$256,409		$257,698		$278,480		$311,463
Net interest margin - Taxable equivalent basis		1.67%		1.54%		1.49%		1.41%		1.30%
Net interest margin excluding the SILO/LILO charge - Non-GAAP

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year. In the second quarter of 2011, certain money market rate accounts were reclassified to other time deposits. All prior periods have been restated.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

NONINTEREST EXPENSE

	2009				2010				2011
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Staff:
Compensation	$732	$740	$747	$766	$753	$763	$850	$871	$876	$903	$903
Incentives	247	241	242	266	284	272	289	348	325	328	328
Employee benefits	190	172	168	189	183	199	205	198	223	232	226

Total staff	1,169	1,153	1,157	1,221	1,220	1,234	1,344	1,417	1,424	1,463	1,457
Professional, legal and other purchased services	237	237	265	278	241	256	282	320	283	301	311
Software and equipment	158	169	171	178	169	162	187	207	206	203	193
Net occupancy	139	142	142	141	137	143	150	158	153	161	151
Distribution and servicing	103	102	97	91	89	90	94	104	111	109	100
Sub-custodian	39	60	49	55	52	65	60	70	68	88	80
Business development	44	49	45	76	52	68	63	88	56	73	57
Other	202	233	232	226	186	201	249	260	277	292	304

Subtotal (a)	$2,091	$2,145	$2,158	$2,266	$2,146	$2,219	$2,429	$2,624	$2,578	$2,690	$2,653
Special Litigation Reserves	N/A	N/A	N/A	N/A	164	N/A	N/A	N/A	N/A	N/A	N/A
FDIC special assessment	—	61	—	—	—	—	—	—	—	—	—
Amortization of intangible assets	107	108	104	107	97	98	111	115	108	108	106
Restructuring charges	10	6	(5)	139	7	(15)	15	21	(6)	(7)	(5)
Merger & integration expense	68	59	54	52	26	14	56	43	17	25	17

Total noninterest expense	$2,276	$2,379	$2,311	$2,564	$2,440	$2,316	$2,611	$2,803	$2,697	$2,816	$2,771
Employees at period-end (b)	41,700	41,800	42,000	42,200	42,300	42,700	47,700	48,000	48,400	48,900	49,600

(a)	On July 1, 2010 and August 2, 2010 the acquisitions of GIS and BAS were completed.

(b)	Represents full time employees.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT/ CUSTODY AND ADMINISTRATION / SECURITIES LENDING - 11 Quarter Trend

	2009				2010				2011
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Market value of assets under management at period-end (in billions)
Institutional	$394	$425	$461	$611	$620	$595	$639	$639	$701	$733	$719
Mutual Funds	413	421	421	416	396	370	418	454	451	462	406
Private Client	74	80	84	88	89	82	84	79	77	79	73

Total market value of assets under management (a)	881	926	966	1,115	1,105	1,047	1,141	1,172	1,229	1,274	1,198
Composition of assets under management at period-end (a)
Equity	29%	30%	32%	30%	31%	30%	31%	32%	34%	34%	30%
Money Market	44%	43%	39%	32%	30%	30%	29%	29%	27%	26%	27%
Fixed Income	17%	17%	18%	27%	28%	30%	30%	29%	30%	31%	35%
Alternative investments and overlay	10%	10%	11%	11%	11%	10%	10%	10%	9%	9%	8%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Market value of assets under custody and administration at period-end (in trillions)	$19.5	$20.7	$22.1	$22.3	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9
Market value of securities on loan at period-end (b)	$293	$290	$299	$247	$253	$248	$279	$278	$278	$273	$250
Market Indices
S&P 500 Index (c)	798	919	1057	1115	1169	1031	1141	1258	1326	1321	1131
S&P 500 Index-daily average	809	891	995	1088	1123	1135	1095	1204	1302	1318	1227
FTSE 100 Index (c)	3926	4249	5134	5413	5680	4917	5549	5900	5909	5946	5128
FTSE 100 Index-daily average	4040	4258	4708	5235	5431	5361	5312	5760	5945	5906	5470
Barclays Capital Aggregate Bond Index (c)	262	280	304	301	300	299	329	323	328	341	346
MSCI EAFE Index (c)	1056	1307	1553	1581	1584	1348	1561	1658	1703	1708	1373
NYSE & NASDAQ Share Volume (in billions)	297	303	270	243	246	299	233	219	225	213	250

(a)	Excludes securities lending cash management assets

(b)	Represents the securities on loan managed by the Investment Services business

(c)	Period end

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 11 Quarter Trend

	2009				2010				2011
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Market value of assets under management at beginning of period	$928	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274
Net Flows
Long-term	(1)	(17)	(2)	14	16	12	11	9	31	32	4
Money market	(11)	(2)	(14)	(22)	(25)	(17)	18	6	(5)	(1)	(15)

Total net inflows	(12)	(19)	(16)	(8)	(9)	(5)	29	15	26	31	(11)
Net Market and currency impact/other	(35)	64	56	10	(1)	(53)	65	16	31	14	(65)
Acquisitions	—	—	—	147 (a)	—	—	—	—	—	—	—

Market value of assets under management at end of period (b)	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198

(a)	Represents acquisitions of Insight ($139 billion) and 20% interest in Siguler Guff ($8 billion).

(b)	Excludes securities lending cash management assets

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

INVESTMENT MANAGEMENT - 11 Quarter Trend

	2009				2010				2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)	1st Qtr (b)	2nd Qtr (b)	3rd Qtr (b)	4th Qtr (b)	1st Qtr (b)	2nd Qtr (b)	3rd Qtr (b)
Revenue:
Investment management:
Mutual funds	267	271	283	277	249	254	270	293	283	290	263
Institutional clients	198	191	216	242	280	279	282	300	319	319	311
Wealth management fees	139	146	153	158	159	153	154	157	164	163	156
Performance fees	7	26	1	59	13	19	16	75	17	18	11

Total investment management revenue	611	634	653	736	701	705	722	825	783	790	741
Distribution and servicing	81	79	64	55	47	49	53	52	51	48	41
Other fee revenue (c)	(76)	(47)	12	23	27	13	18	22	36	27	(22)

Total fee and other revenue	616	666	729	814	775	767	793	899	870	865	760
Net interest revenue	72	62	58	50	52	53	50	50	53	47	51

Total revenue	688	728	787	864	827	820	843	949	923	912	811
Provision for credit losses	—	—	—	1	—	1	—	2	—	1	—
Noninterest expenses (ex. intangible amortization)	524	551	573	587	569	596	624	667	630	643	625

Income before taxes (ex. intangible amortization)	164	177	214	276	258	223	219	280	293	268	186
Amortization of intangible assets	67	66	64	67	58	59	59	61	55	53	53

Income before taxes	97	111	150	209	200	164	160	219	238	215	133

Average assets	$22,274	$21,536	$21,546	$22,009	$33,805	$33,944	$36,197	$37,648	$37,318	$36,742	$36,950

Market value of assets under management at period-end (in billions)	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198

Pre-tax operating margin
GAAP	14%	15%	19%	24%	24%	20%	19%	23%	26%	24%	17%
Non-GAAP (ex. intangible amortization and net distribution and servicing expense) (d)	28%	28%	31%	36%	35%	31%	29%	33%	36%	33%	26%

(a)	Insight Investment Management acquisition closed November 2, 2009.

(b)	Total fee and other revenue for the first, second, third and fourth quarters of 2010 and the first, second and third quarters of 2011 includes income from consolidated asset management funds of $65 million, $65 million, $37 million, $59 million, $110 million, $63 million and $32 million, respectively, and net income attributable to noncontrolling interest of $24 million, $33 million, ($12) million, $14 million, $44 million, $21 million, and $13 million, respectively. The net of these income statement line items is included above in institutional client revenue of $25 million, $29 million, $36 million, $33 million, $31 million, $29 million and $27 million, respectively, and other revenue of $16 million, $3 million, $13 million, $10 million, $35 million, $13 million and ($8) million, respectively, and performance fees of $2 million for the fourth quarter of 2010.

(c)	Other revenue includes asset servicing, clearing services and treasury services revenue.

(d)	Distribution and servicing expense totaled for 2009 $103, $102, $96, and $92, respectively, for 2010 $88 million, $90 million, $94 million, and $104 million, respectively, for 2011 $110 million, $108 million and $99 million, respectively.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

INVESTMENT SERVICES - 11 Quarter Trend

	2009				2010				2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment services fees
Asset servicing fees - ex. securities lending (a)	506	557	581	595	583	597	819	861	870	898	868
Securities lending revenue	79	86	32	25	24	30	26	27	27	52	32
Issuer services	364	373	359	367	333	354	364	409	351	365	442
Clearing services	249	248	232	219	227	240	250	276	290	290	294
Treasury services	124	130	128	133	130	124	131	128	127	127	126

Total investment services fees	1,322	1,394	1,332	1,339	1,297	1,345	1,590	1,701	1,665	1,732	1,762
Foreign Exchange and other trading revenue	289	287	242	241	221	249	185	227	208	202	235
Other fee revenue (b)	120	124	115	82	72	120	90	82	77	84	72

Total fee and other revenue (b)	1,731	1,805	1,689	1,662	1,590	1,714	1,865	2,010	1,950	2,018	2,069
Net interest revenue	643	595	559	552	653	608	589	598	639	668	679

Total revenue (c)	2,374	2,400	2,248	2,214	2,243	2,322	2,454	2,608	2,589	2,686	2,748
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization) (c)	1,409	1,418	1,423	1,490	1,420	1,522	1,631	1,760	1,763	1,837	1,901

Income before taxes (ex. intangible amortization)	965	982	825	724	823	800	823	848	826	849	847
Amortization of intangible assets	40	43	39	39	38	39	52	53	53	54	52

Income before taxes	925	939	786	685	785	761	771	795	773	795	795

Average loans	$15,193	$13,639	$12,449	$13,766	$14,273	$17,053	$17,941	$19,053	$20,554	$22,891	$22,879
Average assets	$158,431	$146,804	$145,072	$153,815	$154,226	$154,644	$160,597	$176,719	$178,752	$193,498	$224,131
Average deposits	$127,670	$118,035	$115,409	$120,991	$122,910	$122,276	$124,972	$137,964	$141,115	$154,771	$184,181
Pre-tax operating margin
GAAP	39%	39%	35%	31%	35%	33%	31%	30%	30%	30%	29%
Non-GAAP adjusted (excluding intangible amortization)	41%	41%	37%	33%	37%	34%	34%	33%	32%	32%	31%

Market value of assets under custody and administration at period-end (in trillions)	$19.5	$20.7	$22.1	$22.3	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3	$25.9

Market value of securities on loan at period-end (in billions) (a)	$293	$290	$299	$247	$253	$248	$279	$278	$278	$273	$250

(a)	Represents the securities on loan managed by the Investment Services business.

(b)	Total fee and other revenue includes investment management fees and distribution and servicing revenue.

(c)	On July 1, 2010 and August 2, 2010 the acquisitions of GIS and BAS were completed.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

OTHER - 11 Quarter Trend

	2009				2010				2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (b)	1st Qtr (c)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Fee and other revenue (a)	(215)	(218)	(4,641)	101	205	106	59	108	84	215	77
Net interest revenue	60	43	99	122	60	61	79	72	6	16	45

Total revenue	(155)	(175)	(4,542)	223	265	167	138	180	90	231	122
Provision for credit losses	59	61	147	64	35	19	(22)	(24)	—	(1)	(22)
Noninterest expenses (ex. FDIC special assessment, special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	158	176	162	189	157	101	174	197	185	210	127

Income before taxes (ex. FDIC special assessment, special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	(372)	(412)	(4,851)	(30)	73	47	(14)	7	(95)	22	17
Amortization of intangible assets	—	(1)	1	1	1	—	—	1	—	1	1
Special Litigation Reserves	N/A	N/A	N/A	N/A	164	N/A	N/A	N/A	N/A	N/A	N/A
FDIC special assessment	—	61	—	—	—	—	—	—	—	—	—
Restructuring charges	10	6	(5)	139	7	(15)	15	21	(6)	(7)	(5)
Merger & integration expenses	68	59	54	52	26	14	56	43	17	25	17

Income before taxes and extraordinary (loss)	(450)	(537)	(4,901)	(222)	(125)	48	(85)	(58)	(106)	3	4
Average loans	$18,377	$17,707	$16,076	$15,282	$13,639	$13,261	$12,308	$11,808	$11,187	$10,553	$10,652
Average assets	$37,048	$37,886	$37,091	$36,388	$36,486	$39,993	$43,284	$41,819	$41,628	$48,240	$50,382
Average deposits	$10,290	$7,076	$6,528	$5,572	$4,129	$4,297	$3,804	$4,297	$4,744	$5,229	$4,611

(a)	Total fee and other revenue includes investment write-downs of $316 million, $209 million and $4.8 billion in the first, second and third quarters of 2009.

(b)	The fourth quarter of 2009 includes a pretax global efficiency restructuring charge of $139 million.

(c)	The first quarter of 2010 includes a $164 million pretax charge related to special litigation reserves.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

	Investment Management			Investment Services			Other			Consolidated Results
(dollar amounts in millions unless otherwise noted)	2010	2009	2008	2010	2009	2008	2010	2009	2008	2010 (b)	2009	2008
Revenue:
Investment services fees
Asset servicing	122	113	152	2,967	2,461	3,241	—	(1)	(23)	3,089	2,573	3,370
Issuer services	—	—	—	1,460	1,463	1,685	—	—	—	1,460	1,463	1,685
Clearing services	12	12	13	993	948	1,040	—	2	12	1,005	962	1,065
Treasury services	3	3	3	513	515	509	1	1	2	517	519	514

Total investment services fees	137	128	168	5,933	5,387	6,475	1	2	(9)	6,071	5,517	6,634
Investment management fees	2,830	2,541	3,073	36	30	42	4	13	20	2,870	2,584	3,135
Performance fees	123	93	83	—	—	—	—	—	—	123	93	83
Foreign exchange and other trading revenue	26	28	35	882	1,059	1,301	(22)	(51)	126	886	1,036	1,462
Distribution and servicing	201	279	375	8	54	49	1	(7)	(3)	210	326	421
Financing-related fees	7	10	14	52	49	55	136	156	117	195	215	186
Investment and other income	(102)	(178)	(251)	268	308	314	343	207	358	509	337	421

Total fee revenue	3,222	2,901	3,497	7,179	6,887	8,236	463	320	609	10,864	10,108	12,342
Net Securities gains (losses)	12	(76)	(78)	—	—	(11)	15	(5,293)	(1,539)	27	(5,369)	(1,628)

Total fee and other revenue	3,234	2,825	3,419	7,179	6,887	8,225	478	(4,973)	(930)	10,891	4,739	10,714
Net interest revenue (expense)	205	242	283	2,448	2,349	2,600	272	324	(24)	2,925	2,915	2,859

Total revenue	3,439	3,067	3,702	9,627	9,236	10,825	750	(4,649)	(954)	13,816	7,654	13,573
Provision for credit losses	3	1	—	—	—	—	8	331	104	11	332	104
Noninterest expenses (ex. M&I expenses and intangible amortization)	2,456	2,235	2,971	6,333	5,740	6,825	821	896	771	9,610	8,871	10,567

Income before taxes and extraordinary (loss) (ex. M&I expenses and intangible amortization)	980	831	731	3,294	3,496	4,000	(79)	(5,876)	(1,829)	4,195	(1,549)	2,902
Amortization of intangible assets	237	264	308	182	161	158	2	1	7	421	426	473
Merger & integration expense	—	—	—	—	—	—	139	233	483	139	233	483

Income before taxes, noncontrolling interest and extraordinary (loss)	743	567	423	3,112	3,335	3,842	(220)	(6,110)	(2,319)	3,635	(2,208)	1,946

Average loans	$6,461	$5,821	$4,939	$17,096	$13,754	$21,380	$12,748	$16,849	$20,287	$36,305	$36,424	$46,606
Average assets	$35,411	$21,840	$23,087	$161,605	$151,001	$131,086	$40,420	$37,098	$53,343	$237,436	$209,939	$207,516
Average deposits	$8,240	$6,788	$7,684	$127,066	$120,494	$102,285	$4,132	$7,370	$15,670	$139,438	$134,652	$125,639

Market value of assets under management at period-end (in billions)	$1,172	$1,115	$928	$—	$—	$—	$—	$—	$—	$1,172	$1,115	$928

Market value of assets under custody and administration at period-end (in trillions)	$—	$—	$—	$25.0	$22.3	$20.2	$—	$—	$—	$25.0	$22.3	$20.2

Market value of securities on loan at period-end (in billions)	$—	$—	$—	$278	$247	$326	$—	$—	$—	$278	$247	$326

Pre-tax operating margin - GAAP	22%	18%	11%	32%	36%	35%	n/m	n/m	410%	26%	n/m	14%
Pre-tax operating margin (ex. intangible amortization) - Non-GAAP	28%	27%	20%	34%	38%	37%	n/m	n/m	408%	29%	n/m	18%
Pre-tax operating margin - Non-GAAP (a)	29%	30%	30%	34%	42%	42%	n/m	n/m	n/m	32%	31%	39%

Memo:
Securities Lending Revenue										150	259	789

(a)	Excludes M&I expenses, tax settlements, support agreement charges, restructuring charges, special litigation, investment write-downs and intangible amortization expense.

(b)	Total fee and other revenue and income before taxes for the year 2010 included income from consolidated asset management funds of $226 million net a loss attributable to noncontrolling interests of $59 million. The net of these income statement line items of $167 million is included above in fee and other revenue.

n/m - not meaningful

Note: See pages 9-11 for details of revenue/expense items impacting respective business results.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

NONPERFORMING ASSETS

	2009				2010				2011
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Loans:
Other residential mortgages	$143	$163	$183	$190	$204	$229	$238	$244	$245	$236	$228
Wealth Management	6	63	58	58	58	62	66	59	56	31	32
Commercial real estate	197	63	63	61	50	49	39	44	36	28	28
Commercial	34	43	71	65	40	40	35	34	32	31	21
Foreign	2	1	—	—	7	7	—	7	7	13	13
Financial Institutions	30	39	180	172	95	13	16	5	4	4	12

Total nonperforming loans	412	372	555	546	454	400	394	393	380	343	334
Other assets owned	9	6	5	4	5	6	7	6	6	8	10

Total nonperforming assets (a)	$421	$378	$560	$550	$459	$406	$401	$399	$386	$351	$344

Nonperforming assets ratio	1.0%	1.0%	1.5%	1.5%	1.4%	1.1%	1.1%	1.1%	1.0%	0.8%	0.8%
Allowance for loan losses/nonperforming loans	114.1	116.7	82.2	92.1	114.5	135.5	135.5	126.7	122.9	128.6	117.4
Allowance for loan losses/nonperforming assets	111.6	114.8	81.4	91.5	113.3	133.5	133.2	124.8	121.0	125.6	114.0
Total allowance for credit losses/nonperforming loans	135.7	141.4	107.4	115.0	140.5	161.3	154.3	145.3	145.8	156.0	149.1
Total allowance for credit losses/nonperforming assets	132.8	139.2	106.4	114.2	139.0	158.9	151.6	143.1	143.5	152.4	144.8

(a)	Loans of consolidated investment management funds are not part of BNY Mellon's loan portfolio. Included in these loans are nonperforming loans for the 1st, 2nd, 3rd and 4th quarters of 2010 of $150 million, $131 million, $231 million and $218 million, respectively, and for 1st, 2nd and 3rd quarters of 2011 of $239 million, $216 million, and $265 million, respectively. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 11 Quarter Trend

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS

	2009				2010				2011
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Allowance for credit losses:
Allowance for credit losses	$415	$470	$434	$456	$503	$520	$542	$534	$498	$467	$441
Allowance for unfunded commitments	114	89	92	140	125	118	103	74	73	87	94

Allowance for credit losses - beginning of period	529	559	526	596	628	638	645	608	571	554	535

Net (charge-offs)/recoveries
Charge-offs	(51)	(54)	(77)	(33)	(37)	(14)	(17)	(17)	(19)	(21)	(17)
Recoveries	1	—	—	—	12	1	2	2	2	2	2

Total Net (charge-offs)/recoveries	(50)	(54)	(77)	(33)	(25)	(13)	(15)	(15)	(17)	(19)	(15)

Provision for credit losses (a)	59	61	147	65	35	20	(22)	(22)	—	—	(22)
Impact of Merger	—	—	—	—	—	—	—	—	—	—	—
Transfer to Discontinued Operations	21	(40)	—	—	—	—	—	—	—	—	—

Allowance for credit losses - end of period	559	526	596	628	638	645	608	571	554	535	498

Allowance for loan losses	$470	$434	$456	$503	$520	$542	$534	$498	$467	$441	$392
Allowance for unfunded commitments	89	92	140	125	118	103	74	73	87	94	106

Allowance for credit losses - end of period (a)	559	526	596	628	638	645	608	571	554	535	498

Allowance for loan losses as a percentage of total loans	1.13%	1.14%	1.26%	1.37%	1.54%	1.46%	1.41%	1.32%	1.17%	1.05%	0.87%

(a)	The allowance and provision for credit losses for the first quarter 2009 exclude discontinued operations.